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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                        ---------------------------------

                                    FORM T-1

         STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                  OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

 Check if an Application to Determine Eligibility of a trustee Pursuant to
                               Section 305(b) ____

                         BANK OF MONTREAL TRUST COMPANY
               (Exact name of trustee as specified in its charter)

                     New York                                      13-4941093
(Jurisdiction of incorporation or organization                  (I.R.S. employer
        if not a US national bank)                           identification no.)

          88 Pine Street
         New York, New York                                          10005
(Address of principal executive offices)                           (Zip code)

                               Mark F. McLaughlin
                         Bank of Montreal Trust Company
              Wall Street Plaza, 88 Pine Street, New York, NY 10005
                                 (212) 701-7602
            (Name, address and telephone number of agent for service)
                      ------------------------------------

                       PRICE COMMUNICATIONS WIRELESS, INC.
               (Exact name of obligor as specified in its charter)

        Delaware                                               13-3956941
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                           identification number)

Exact name of Guarantor Registrants as                                                   I.R.S. employer
Specified in their respective charters               State of formation               identification number
--------------------------------------               ------------------               ---------------------
Panama City Communications, Inc.                         Florida                            59-2863688
Panama City Cellular Telephone Company, Ltd.             Florida                            59-2881586
Panhandle Cellular Partnership                           Florida                            65-0083886
Savannah Cellular Limited Partnership                    Delaware                           58-1896629
CEI Communications, Inc.                                 Delaware                           94-3032437
Macon Cellular Telephone Systems, L.P.                   New Hampshire                      02-0414924
Columbus Cellular Telephone Company                      Georgia                            58-1802141
Albany Cellular Partners                                 Georgia                            22-2918690
Cellular Dynamics Telephone Company of Georgia           Georgia                            58-1761830
Montgomery Cellular Holding Co., Inc.                    Delaware                           42-1330618
Montgomery Cellular Telephone Company, Inc.              Alabama                            63-0972220
Cellular Systems of Southeast Alabama, Inc.              Delaware                           63-0964897
Dothan Cellular Telephone Company, Inc.                  Alabama                            63-0964898
Palmer Wireless Holdings, Inc.                           Delaware                           65-0477815
Price Communications Wireless II, Inc.                   Delaware                           13-3966848
Price Communications Wireless III, Inc.                  Delaware                           13-3970561
Price Communications Wireless IV, Inc.                   Delaware                           13-3970562
Price Communications Wireless V, Inc.                    Delaware                           13-3970564
Price Communications Wireless VI, Inc.                   Delaware                           13-3970565
Price Communications Wireless VII, Inc.                  Delaware                           13-3970566
Price Communications Wireless VIII, Inc.                 Delaware                           13-3970567
Price Communications Wireless IX, Inc.                   Delaware                           13-3970569




                              45 Rockefeller Center
                            New York, New York 10020
                    (Address of principal executive offices)
                     --------------------------------------

                             9 1/8% Notes due 2006
                      (Title of the indenture securities)

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                                      - 2 -


Item 1.           General Information.

                  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

                                Federal Reserve Bank of New York
                                33 Liberty Street, New York NY 10045

                                State of New York Banking Department
                                2 Rector Street, New York, NY 10006

         (b) Whether it is authorized to exercise corporate trust powers.

                           The Trustee is authorized to exercise corporate trust
powers.

Item 2.           Affiliations with the Obligor.

                  If the obligor is an affiliate of the trustee, describe each such affiliation.

                           The obligor is not an affiliate of the trustee.

Item 16. List of Exhibits.

         List below all exhibits filed as part of this statement of eligibility.

         1. Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118.

         2. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-80928.

         3. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118.

         4. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D".

                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 15th day of December, 1998.

                         BANK OF MONTREAL TRUST COMPANY



                            By /s/ Amy Roberts
                              ---------------------
                                   Amy Roberts
                                   Vice President

                                                                     EXHIBIT "D"
                             STATEMENT OF CONDITION
                         BANK OF MONTREAL TRUST COMPANY
                                    NEW YORK
                        ---------------------------------

ASSETS

Due From Banks                                                                 $   677,400
                                                                               -----------

Investment Securities:
         State & Municipal                                                      16,513,582
         Other                                                                         100
                                                                                ----------
                  Total Securities                                              16,513,682

Loans and Advances
         Federal Funds Sold                                                     20,900,000
         Overdrafts                                                                 12,169
                                                                                ----------
                  Total Loans and Advances                                      20,912,169

Investment in Harris Trust, NY                                                   8,725,608
Premises and Equipment                                                             475,614
Other Assets                                                                     2,636,845
                                                                                ----------
                                                                                 1,838,067
                                                                                ----------
                  TOTAL ASSETS                                                 $49,941,318
                                                                               -----------
                                                                               -----------

LIABILITIES

Trust Deposits                                                                 $ 8,191,549
Other Liabilities                                                               16,944,443
                                                                               -----------
                  TOTAL LIABILITIES                                             25,135,992

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
         Fully Paid - 10,000 Shares of $100 Each                                 1,000,000
Surplus                                                                          4,222,188
Retained Earnings                                                               19,605,350
Equity - Municipal Gain/Loss                                                       (22,212)
                                                                                -----------
                  TOTAL CAPITAL ACCOUNTS                                        24,805,326
                                                                                ----------

                  TOTAL LIABILITIES
                  AND CAPITAL ACCOUNTS                                         $49,941,318
                                                                               -----------
                                                                               -----------

         I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                                            Mark F. McLaughlin
                                            June 30, 1998

         We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.
                                            Sanjiv Tandon
                                            Kevin O. Healy
                                            Steven R. Rothbloom